Exhibit 99.2

SENIOR SECURED NOTE

$ ____,000	As of January 29, 2009

FOR VALUE RECEIVED, the undersigned, Patient Safety Technologies, Inc., a Delaware corporation (the “Maker”), with an office located at 43460 Ridge Park Drive, Suite 140, Temecula, CA 92590, hereby promises to pay to the order of ____________________, [a ______________ company] [an individual] (the “Noteholder”), with [an office] [an address] located at (address)___________________________________________, the principal sum of _________________ Dollars ($XXX,00) plus any accrued interest thereon in lawful money of the United States.

This note (“Note”) is being purchased as part of an offering of notes by the Company in accordance with the terms and conditions of that certain Senior Secured Note and Warrant Purchase Agreement dated as of the date of this Note between the Maker, the Noteholder and other Lenders (the “Purchase Agreement”). Any terms not otherwise defined in this Note shall have the meaning ascribed to them in the Purchase Agreement. The following is a statement of the terms and conditions to which this Note is subject and to which the Noteholder by acceptance of this Note agrees:

Unless earlier converted into the Financing Round pursuant to Section 3.1 of the Purchase Agreement, the outstanding principal balance of the Note, together with any accrued and unpaid interest thereon and any other amounts owing by the Maker to Noteholder shall be due and payable in immediately available funds on the second anniversary of the date of this Note (the “Maturity Date”).

Interest shall accrue on the outstanding principal balance of the Note, from and after the date hereof at the rate of ten percent (10%) per annum and shall be calculated on the basis of a 360-day year and actual days elapsed; provided, however, that after the occurrence and during the continuance of an Event of Default, such interest rate shall automatically increase to a per annum rate equal to thirteen percent (13%).  On the first business day following each of the Maker’s fiscal quarters after the date hereof, all accrued and unpaid interest hereunder shall be added to the outstanding principal of this Note. In no event shall the interest charged hereunder, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.  Maker and Noteholder intend legally to agree upon the rate or rates of interest and manner of payment stated herein; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the a maximum allowable under applicable law, then, ipso facto, as of the date of this Note, Maker is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Maker in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance hereof to the extent of such excess.

The Maker shall have the right, at any time, to prepay without penalty, in whole or in part, the unpaid principal and interest due on this Note as of the date of such prepayment.

All payments made pursuant to this Note shall first be applied to accrued but unpaid interest then outstanding, and then to principal, and interest thereupon cease to accrue upon the principal amount so repaid.

The entire unpaid principal balance of this Note and interest accrued with respect thereto shall be immediately due and payable upon the occurrence of any of the following (each, an “Event of Default”):

a.           The filing by Maker of any petition, or commencement by Maker of any proceeding, under the Title 11 of the United States Code, as in effect from time to time (the “Bankruptcy Code”) or any state insolvency law;

b.           The failure by Maker to make full and timely payment at the Maturity Date (whether constituting principal, interest or any other amount);

c.           Filing of any petition, or commencement of any proceeding, under the Bankruptcy Code, or under any other insolvency law, state or federal, against the Maker, or appointment of any receiver or trustee, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or discharged;

d.           The making by Maker of any general assignment for the benefit of creditors;

e.           Any representations or warranties made by the Maker in this Note are untrue in any material respect, or any schedule, statement, report, notice or writing furnished by Maker to Noteholder are untrue in any material respect on the date as of which the facts set forth are stated or certified; or

f.           The Noteholder has received written notice from a Lender (as defined in the Security Agreement dated as of the date of this Note between the Maker, the Noteholder and other Lenders) that Maker is in material breach of the Security Agreement and has not taken action to cure such breach within the later of thirty (30) days of its receipt of the Lender’s written notice or within such applicable cure period set forth in the Security Agreement.

All rights and remedies available to the Noteholder pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and are enforceable alternatively, successively and/or concurrently after default by Maker pursuant to the provisions of this Note.

To the fullest extent permitted by applicable law, Maker, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws and consents to the extension of time of payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Note, all without notice.

At the option of Lender, this Note and any amounts due hereunder may be converted into the Financing Round in accordance with the terms of Section 3.1 of the Purchase Agreement. As promptly as practicable after the conversion of this Note, the Company at its expense shall issue and deliver to the holder of this Note, upon surrender of the Note, evidence of the securities issued in the Financing Round.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note.  No delay or failure on the part of Noteholder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Noteholder of any right or remedy preclude any other right or remedy.

This Note may not be changed, modified, or terminated orally, but only by an agreement in writing, signed by Maker and Noteholders Majority, except as to payment, which shall require the execution by the Noteholder.

Any transferee or transferees of this Note, by their acceptance hereof, agree to assume the obligations of the holder of this Note as set forth herein, and shall be deemed the “Noteholder” for all purposes hereunder.  Maker may not transfer its rights and obligations under this Note without the prior written consent of Noteholder, such consent to be provided in the sole and absolute discretion of Noteholder.

This Note and the Purchase Agreement contains the entire understanding between the Maker and the Noteholder with respect to this Note and supersedes any prior written or oral agreement between them respecting the subject matter hereof.

This Note shall be governed by and construed in accordance with the laws of the state of California and shall be binding upon the successors and assigns of the Maker and shall inure to the benefit of the Noteholder, its successors and assigns.  All actions for proceedings arising in connection with this Note, and any other agreement between the parties hereto now existing or hereinafter made shall be tried and litigated only in the state and federal courts located in the County of Los Angeles, the State of California.  Maker waives, to the extent permitted under applicable law, any right such party may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceedings brought in accordance with the provisions of this paragraph.

In the event of any litigation with respect to the obligations evidenced by this Note, the Maker waives all right to a trial by jury. A copy of this Note may be filed as a written consent to a trial by the court.  Maker agrees to pay all reasonable attorneys’ fees and costs and expenses which may be incurred by Noteholder in connection with the enforcement of this Note or in any way arising out of, or consequential to, the protection, assertion, or enforcement of Noteholder’s rights hereunder, irrespective of whether suit is brought.

If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

PATIENT SAFETY TECHNOLOGIES, INC.

By:

Name: David Bruce
Title: Chief Executive Officer